STEINROE VARIABLE INVESTMENT TRUST
                Stein Roe Money Market Fund, Variable Series
              Liberty Federal Securities Fund, Variable Series
                  Stein Roe Balanced Fund, Variable Series
                Stein Roe Growth Stock Fund, Variable Series
            Stein Roe Small Company Growth Fund, Variable Series

     Supplement to Prospectuses and Statement of Additional Information

On June 4, 2001, Liberty Financial Companies, Inc. (Liberty Financial), an intermediate parent of Stein Roe & Farnham Incorporated (Stein Roe), each Fund's investment advisor, announced that Fleet National Bank has agreed to acquire Liberty Financial's asset management business, including Stein Roe. Fleet National Bank is an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The closing of the proposed transaction is expected to take place during the second half of 2001 and is subject to a number of conditions, including approval by the shareholders of Liberty Financial. In addition, under the rules for mutual funds, the proposed transaction may result in a change of control of Stein Roe and, therefore, an assignment of its investment advisory and sub-advisory contracts with the Funds. The assignment of these contracts generally requires shareholder approval under the Investment Company Act of 1940. Consequently, it is anticipated that Stein Roe will seek approval of new contracts from the Trust's Board of Trustees and from shareholders of the Funds prior to the consummation of the proposed transaction. The new contracts will be identical to the current contracts in all respects except for their effective and termination dates. The new contracts will have no effect on the contractual advisory or sub-advisory fee rates payable by the Funds.


SHM-36/383G-0601                                                    June 5, 2001